EXHIBIT 10.5

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Void after 5:00 P.M., Denver Time, on June 4, 2025

Warrant to Purchase

320,000 Shares

of Common Stock

WARRANT TO PURCHASE COMMON STOCK

TRANSBIOTEC, INC.

This is to certify that, FOR VALUE RECEIVED,

IDTEC, LLC

(including any affiliates and successors) (“Holder”) is entitled, subject to the terms of this Warrant, to purchase from TransBiotec, Inc., a corporation organized under the Delaware General Corporation Law (“TransBio” and “Company”), at any time, but not after 5:00 p.m., Denver, Colorado time, on June 4, 2025, (the “Expiration Date”), an amount of fully paid and nonassessable shares equal to Three Hundred Twenty Thousand (320,000) shares of the Company’s common stock, having a par value equal to $0.00001 per share (“Common Stock”) at a purchase price per share of U.S. $0.50. The number of shares issuable hereunder is after giving effect to the 1-for-33.26 reverse stock split effective with FINRA on or about June 8, 2020. The Company, in its sole discretion, may extend the expiration date of the Warrant beyond June 4, 2025, and the shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares” and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Purchase Price”.

(1) Optional Exercise of Warrant. In case the Holder desires to exercise all or any part of the purchase right evidenced by this Warrant, the Holder shall surrender this Warrant with the Form of Exercise at the end hereof duly executed by the Holder, to the Company at the principal office of the Company, accompanied by payment of the Purchase Price. This Warrant may be exercised in whole or in part. In case of the exercise in part only, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of Warrant Shares as to which this Warrant has not been exercised.

Warrant to Purchase Common Stock

(2) Mandatory Exercise of Warrant. If the Company is required to pay any of the liabilities set forth on Exhibit A attached hereto, then the Company may give written notice to the Holder of the dollar amount that the Company is required to pay of such liability or liabilities, and Holder shall within sixty (60) days of notice exercise and purchase that number of shares required to satisfy the dollar amount of the liability or liabilities. Notwithstanding the immediately preceding sentence, the Holder shall not be obligated to exercise more than is necessary to satisfy the dollar amount of the liability or liabilities, and if the Holder has previously voluntarily exercised an amount equal to or greater than the total amount of the liability or liabilities for which Holder has been given notice, then Holder shall not be required to exercise and purchase shares under this Section 2. In the event of a written notice from the Company under this Section, the Holder shall surrender this Warrant with the Form of Exercise at the end hereof duly executed by the Holder, to the Company at the principal office of the Company, accompanied by payment of the Purchase Price required to satisfy the dollar amount of the liability or liabilities. This Warrant may be exercised in whole or in part. In case of the exercise in part only, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of Warrant Shares as to which this Warrant has not been exercised.

(3) Delivery of Stock Certificates, etc. As soon as practicable after any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable taxes), will cause to be issued in the name of and delivered to the Holder, or in the name of such other person as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable Warrant Shares (or other securities or property to which such Holder shall be entitled upon such exercise), plus, in lieu of any fractional Warrant Shares to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value (“Market Value”) of one full Warrant Share. The Market Value shall be the Closing price (as hereinafter defined) for one full share of Common Stock on the business day preceding the day of exercise. As used herein, the term “Closing Price” shall mean the last sale price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock of the Company is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices on such day as reported on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), or if not reported on NASDAQ, the average of the closing bid and asked prices as furnished by OTC Markets, or a similar reporting organization, or, if not so reported, the last sale price to any holder of shares if within the last six months, else the amount agreed upon by the Company and the Holder of the Warrant. All calculations with respect to the Closing Price shall be made to the nearest cent. Issuance and delivery of the Warrant Shares deliverable on the due exercise of this Warrant may be postponed by the Company and its transfer agent during any period, not exceeding thirty days, for which the transfer books of the Company for the Common Stock are closed between (1) the record date set by the Board of Directors for the determination of shareholders entitled to vote at or to receive notice of any shareholders meeting, or entitled to receive payment of any dividends or to any allotment of rights or to exercise rights in respect of any change, conversion or exchange of capital stock, and (2) the date of such meeting of Shareholders, the date for the payment of such dividends, the date for such allotment of rights or the date when any such change or conversion or exchange of capital stock shall go into effect, as the case may be.

Warrant to Purchase Common Stock

(4) Exchange and Transfer of Warrant. Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the Holder named on the face hereof) to the Company, the Company, at its expense, will issue and deliver new Warrants of like tenor, calling in the aggregate for the same number of Warrant Shares, in the denomination or denominations requested to or on the order of such Holder and in the name of such Holder as such Holder may direct. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as absolute owner for all purposes without being affected by any notice to the contrary. Subject to compliance with applicable securities laws, this Warrant may be sold, transferred, assigned or hypothecated. Any such assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

(5) Antidilution Provisions.

(A) Dividends, Reclassifications, etc. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall at any time issue Common Stock as a stock dividend or other distribution or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Purchase Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares (other than the reverse stock split required by that certain Asset Purchase Agreement dated May 6, 2019, as amended), then, in such case, the Purchase Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to the holder of its Common Stock a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in shares of any other class of securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that Common Stock is issuable upon the conversion thereof.

Warrant to Purchase Common Stock

(B) Common Stock Defined. Whenever reference is made in this Section (5) to the issue or sale of shares of Common Stock, the term “Common Stock” shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section (6) hereof, shares issuable upon exercise of this Warrant shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

(6) Reclassification, Reorganization, Merger, etc. In case, prior to the expiration of this Warrant by exercise or by its terms, of any capital reorganization, recapitalization, reclassification or other change of the outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into any other corporation, or in case of any sale or conveyance to any other corporation of all or substantially all of the properties and assets of the Company, then, and in each such case, the Company shall cause effective provision to be made so that the Holder of this Warrant shall have the right to receive, upon the exercise of this Warrant as provided in Section 1 and Section 2 hereof, upon the consummation of such reorganization, recapitalization, reclassification, consolidation, merger, sale or conveyance, the kind and amount of shares of stock or other securities or property receivable upon such reorganization, recapitalization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of the Warrant immediately prior to such reorganization, recapitalization, reclassification, consolidation, merger or sale. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. A copy of such provision shall be furnished to the Holder(s) of Warrants within ten days after execution of the appropriate agreement pertaining to same and, in any event, prior to any consolidation, merger, sale or conveyance subject to the provisions of this Section (6). The foregoing provisions of this Section (6) shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (5)(A) hereafter with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

(7) Determination of Adjusted Purchase Price. Upon the occurrence of each event requiring an adjustment of the Purchase Price and of the number of Warrant Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of this Warrant, the Company shall forthwith employ a firm of certified public accountants (who may be the regular accountants for the Company) who shall compute the adjusted Purchase Price and the provision hereof. The Company shall mail forthwith to the Holder of this Warrant a copy of such computation which shall be conclusive and shall be binding upon such Holder unless contested by such Holder by written notice to the Company within ten (10) days after receipt thereof by such Holder.

Warrant to Purchase Common Stock

(8) Notice to Warrant Holders. In case, prior to the expiration of this Warrant by exercise or by its terms:

(A) The Company shall take a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(B) The Company shall take a record of the holders of its Common Stock for the purpose any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person; or

(C) The Company shall take a record of the holders of its Common Stock for the purpose of a voluntary or involuntary dissolution, liquidation or winding up of the Company;

(D) The Company shall take a record for any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Shares on the exercise of the Warrants) then and in each such event the Company will mail or cause to be mailed to each Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which any such action is to be taken.

(9) Liquidation and Dissolution. In case the Company, at any time while this Warrant shall remain unexpired or unexercised, shall sell all or substantially all its property or dissolve, liquidate or wind up its affairs, the Holder of this Warrant may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Company which such Holder would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

Warrant to Purchase Common Stock

(10) Information about the Company. The Company will provide to the Holder a copy of its Annual Reports, if any, and copies of any other documents filed by the Company with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, subsequent to the date of this Warrant.

(11) Reservation of Shares. The Company will reserve and have at all times available sufficient Shares deliverable against the due exercise of this Warrant to satisfy the rights and privileges contained herein.

(12) Expiration. This Warrant shall be void after 5:00 p.m., Denver, Colorado time, on June 4, 2025, and no rights herein given to the Holder of this Warrant shall exist thereafter.

(13) Warrant Holder Not Deemed a Shareholder. No Holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the Holder of this Warrant of the Shares which he is then entitled to receive upon the due exercise of this Warrant.

(14) No Limitation on Corporation Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation or Bylaws, reorganize, consolidate or merge with or into another corporation or transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

(15) Transfer to Comply with the Securities Act of 1933.

(A) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section (15) with respect to any resale or other disposition of such securities.

Warrant to Purchase Common Stock

(B) The Company may cause the following legend to be set forth on each Warrant and certificate representing Warrant Stock unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(16) Notices. All communications hereunder shall be in writing and shall be deemed duly given when delivered personally or three days after being mailed by first class mail, postage prepaid, properly addressed, if to the Company, at 885 Arapahoe Road Boulder, CO 80302, or if to the Holder hereof, at IDTEC, LLC, 6400 Fiddlers Green Circle, Suite 525, Greenwood Village, Colorado 80111. The Company or the Holder hereof may change such address at any time or times by notice hereunder to the other.

(17) Applicable Law. This Agreement shall be governed by the laws of Delaware notwithstanding the fact that one or more of the shareholders is resident in a different locale, or that the Company’s primary operations are in a different state or locale. The invalidity, illegality or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid, illegal or unenforceable provision had been omitted. If any provision of this Agreement conflicts with the Company’s Certificate of Incorporation or Bylaws, this Agreement shall prevail.

Dated: Effective as of June 5, 2020

TransBiotec, Inc.

By:
Charles Bennington, President

Attest:

Warrant to Purchase Common Stock

PURCHASE FORM

                                                                                                                                                    Dated _____________, 202__

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ______ shares of Common Stock and hereby makes payment of $__________ in payment of the actual exercise price thereof

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name ____________________________________________________________________________________________________

                                (please type or print in block letters)

Address __________________________________________________________________________________________________

Signature _________________________________________________________________________________________________

Tax I.D. No. _______________________________________________________________________________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name ____________________________________________________________________________________________________

                                (please type or print in block letters)

Address __________________________________________________________________________________________________

Signature _________________________________________________________________________________________________

Tax I.D. No. _______________________________________________________________________________________________

Warrant to Purchase Common Stock

ASSIGNMENT FORM

FOR VALUE RECEIVED,_________________________________ hereby sells, assigns and transfers unto

Name ___________________________________________________________________________________________________

                (please type or print in block letters)

Address _________________________________________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________________________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated ____________________, 202__
Signature

Warrant to Purchase Common Stock

Exhibit A

Schedule of Liabilities